UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Catalyst Semiconductor, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ☐

(2)	Aggregate number of securities to which transaction applies: ☐

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ☐

(4)	Proposed maximum aggregate value of the transaction: ☐

(5)	Total fee paid: ☐

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by Catalyst Semiconductor, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Catalyst Semiconductor, Inc.

Commission File No.: 000-21488

TO: All Catalyst Employees

DATE: July 17, 2008

SUBJ: Acquisition of Catalyst Semiconductor by ON Semiconductor

A few minutes ago, we jointly announced with ON Semiconductor the signing of a definitive merger agreement providing for the acquisition of Catalyst Semiconductor by ON Semiconductor in an all stock transaction. The details are covered in the attached press release, which was issued over the BusinessWire this morning, and in the attached FAQ document.

To compete successfully in today’s global marketplace, size and scale are very important. I am pleased to announce that, upon finalization of this agreement, we will become part of a leading global semiconductor company, a move that will enable us to better penetrate the automotive, consumer, and industrial end-markets utilizing ON Semiconductor’s global customer and channel footprint.

Today, we will be conducting an “all hands” meeting at headquarters, as well as conference calls with our regional sales offices and CSR. Pichest will also be holding an all hands meeting today for CST employees. The schedule and dial-in information for these meetings is below.

Best Regards,

Gelu

Conference Call Date	Conference Call Time	Attendees	Dial-In Information
July 17, 2008	10:00 a.m. PDT	All CSI Headquarters Employees, plus All Employees in Europe and N. America	• USA dial-in number: 877-671-2404 • International dial-in number: 706-643-6134 • Conference Code: 211110#
July 17, 2008	6:30 a.m. PDT	CSR Employees
July 17, 2008	6:00 p.m. PDT	All employees in China, Japan, Korea, Singapore and Taiwan

To be announced by Pichest Boonchanya		All CST Employees

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements related to the benefits of the proposed transaction between ON Semiconductor

Corporation (“ON”) and Catalyst Semiconductor, Inc. (“Catalyst Semiconductor”) and the future financial performance of ON. These forward-looking statements are based on information available to ON and Catalyst Semiconductor as of the date of this release and current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond ON’s or Catalyst Semiconductor’s control. In particular, such risks and uncertainties include difficulties encountered in integrating merged businesses; the risk that the transaction does not close, including the risk that the requisite stockholder and regulatory approvals may not be obtained; the variable demand and the aggressive pricing environment for semiconductor products; dependence on each company’s ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for its current products; the adverse impact of competitive product announcements; revenues and operating performance; changes in overall economic conditions; the cyclical nature of the semiconductor industry; changes in demand for our products; changes in inventories at customers and distributors; technological and product development risks; availability of raw materials; competitors’ actions; pricing and gross margin pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses; significant litigation; risks associated with acquisitions and dispositions; risks associated with leverage and restrictive covenants in debt agreements; risks associated with international operations; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2008, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of ON’s SEC filings, and Catalyst Semiconductor’s Annual Report on Form 10-K as filed with the SEC on July 3, 2008, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of Catalyst Semiconductor SEC filings. These forward-looking statements should not be relied upon as representing ON’s or Catalyst Semiconductor’s views as of any subsequent date and neither undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving ON and Catalyst Semiconductor. In connection with the proposed transaction, ON plans to file with the SEC a Registration Statement on Form S-4 containing a Proxy Statement of Catalyst Semiconductor and a Prospectus of ON and each of ON and Catalyst Semiconductor plan to file with the SEC other documents regarding the proposed transaction. The definitive Proxy Statement/ Prospectus will be mailed to stockholders of Catalyst Semiconductor. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC by ON and Catalyst Semiconductor through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC from ON by directing a request to ON Semiconductor Corporation, 5005 East McDowell Road, Phoenix, AZ, 85008, Attention: Investor Relations (telephone: (602) 244-3437) or going to ON’s corporate website at www.onsemi.com, or from Catalyst Semiconductor by directing a request to Catalyst Semiconductor, Inc., 2975 Stender Way, Santa Clara, CA 94054, Attention: Investor Relations (telephone:408-542-1000) or going to Catalyst Semiconductor’s corporate website at www.catsemi.com.

ON and Catalyst Semiconductor, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ON’s directors and executive officers is contained in its annual proxy statement filed with the SEC on April 4, 2008, as supplemented by a Current Report on Form 8-K filed with the SEC on March 17, 2008. Information regarding Catalyst Semiconductor’s directors and executive officers is contained in Catalyst Semiconductor’s annual proxy statement filed with the SEC on August 24, 2007. Additional information regarding the interests of such potential participants will be included in the Proxy Statement/Prospectus and the other relevant documents filed with the SEC (when available).